Exhibit 10.2

EXECUTION VERSION

Joinder Agreement

THIS JOINDER AGREEMENT, dated as of July 26, 2022 (this “Agreement”) is executed by Direct Energy, LP, a limited partnership organized under the laws of Texas (the “Additional Originator”).

Background:

A.            NRG Receivables LLC, a Delaware limited liability company (the “Company”) and the various entities from time to time party thereto, as Originators (collectively, the “Originators”), have entered into that certain Receivables Sale Agreement, dated as of September 22, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”).

B.            The Additional Originator desires to become an Originator pursuant to Section 4.3 of the Receivables Sale Agreement.

Now, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator hereby agrees as follows:

Section 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in (or by reference in) the Receivables Sale Agreement.

Section 2. Facility Documents. The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Receivables Sale Agreement. From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 4.3 of the Receivables Sale Agreement, the Additional Originator shall be an Originator for all purposes of the Receivables Sale Agreement and all other Facility Documents. The Additional Originator hereby acknowledges that it has received copies of the Receivables Sale Agreement and the other Facility Documents.

Section 3. Subordinated Note. The Additional Originator acknowledges that it has received a copy of the Subordinated Note and agrees to be bound by, and to comply with, all the terms of the Subordinated Note, including, without limitation, the subordination provisions set forth in paragraph 9 thereof. The Servicer acknowledges and agrees that the Additional Originator shall become a beneficiary under the Subordinated Note and that amounts owing to the Additional Originator under the Subordinated Note shall be governed by the provisions of the Receivables Sale Agreement, including Section 3.2 thereof.

Section 4. Representations and Warranties. The Additional Originator hereby makes all of the representations and warranties set forth in Article V of the Receivables Sale Agreement applicable to it as of the date hereof, as if such representations and warranties were fully set forth herein. The Additional Originator hereby represents and warrants that its location (as defined in the UCC) is Texas, and the offices where the Additional Originator keeps all of its records and Related Security are as follows:

804 Carnegie Center, Princeton,
New Jersey 08540-6023

Section 5. Miscellaneous. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO)). This Agreement is executed by the Additional Originator for the benefit of the Company and its assigns, and each of the foregoing parties may rely hereon. This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

Direct Energy, LP,
as Additional Originator

By:	Direct Energy GP, LLC, its Sole General Partner

By:	/s/ Gaëtan Frotté
Name:	Gaëtan Frotté
Title:	Treasurer

Consented to:

NRG RECEIVABLES LLC,
as Borrower

By:	/s/ Gaëtan Frotté
Name:	Gaëtan Frotté
Title:	Treasurer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Janine D. Marsini
Name:	Janine D. Marsini
Title:	Authorized Signatory

By:	/s/ Veronica L. Gallagher
Name:	Veronica L. Gallagher
Title:	Authorized Signatory

NRG RETAIL LLC,
as Servicer

By:	/s/ Gaëtan Frotté
Name:	Gaëtan Frotté
Title:	Treasurer